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                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of SECURITY FIRST LIFE INSURANCE COMPANY, a Delaware corporation which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement and amendments thereto for the registration under said Acts of the sale of certain Contracts designated SF-137 in connection with Security First Life Separate Account A (Registration No. IC 811-3365), hereby constitute and appoint Richard C. Pearson, Howard H Kayton or Jane F. Eagle, his attorney, with full power of substitution and resubstitution, for and in his name, office and stead, in any and all capacities, to approve and sign such Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

        IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.

/s/ David A. Levene                   April 28, 1999
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David A. Levene, Director                   Date


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John K. Bruins, Director                    Date


/s/ Steven T. Cates                    May 4, 1999
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Steven T. Cates, Director                   Date


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Joseph W. Jordan, Director                  Date


/s/ Terence Lennon                     May 4, 1999
----------------------------        -----------------
Terence Lennon, Director                    Date


/s/ Gail A. Praslick                   May 4, 1999
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Gail A. Praslick, Director                  Date


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Joseph A. Reali, Director                   Date


/s/ Anthony J. Williamson             April 28, 1999
----------------------------        -----------------
Anthony J. Williamson, Director             Date


/s/ Richard C. Pearson                  May 5, 1999
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Richard C. Pearson, Director and            Date
Attorney-in fact


/s/ Howard H Kayton                     May 11, 1999
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Howard H Kayton, Attorney-in-fact           Date


/s/ Jane F. Eagle                       May 5, 1999
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Jane F. Eagle, Attorney-in-fact             Date




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